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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 March 15, 1999
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                Date of Report (Date of earliest event reported)


                    Heartland Wireless Communications, Inc.
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             (Exact Name of registrant as specified in its charter)

          Delaware                      0-23695                 73-1435149
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(State or Other Jurisdiction    (Commission File Number)   (I.R.S. Employer
      of Incorporation)                                    Identification No.)

200 Chisholm Place, Suite 200, Plano, Texas                              75075
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (972) 423-9494
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              (Registrant's Telephone Number, Including Area Code)


                                      N/A
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             (Former Name, Former Address and Former Fiscal Year,
                         if Changed Since Last Report)


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ITEM 3. BANKRUPTCY OR RECEIVERSHIP

         On December 4, 1998 (the "Petition Date"), Heartland Wireless Communications, Inc. (the "Company") filed a voluntary petition for reorganization (the "Petition") under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court (the "Bankruptcy Court") for the District of Delaware (In re Heartland Wireless Communications, Inc., Case No. 98-2692 (JJF)). The Company filed the Petition after having received the agreement of the holders of over 70% in aggregate principal amount of the Company's 13% and 14% senior notes to support a proposed plan of reorganization (the "Plan") filed therewith.

         On January 19, 1999 (the "Adequacy Hearing Date"), the Bankruptcy Court entered an Order (i) approving the Company's disclosure statement, form of ballots and proposed solicitation and tabulation procedures, (ii) fixing the date, time and place for voting on the Plan, (iii) fixing the date, time and place for a hearing to consider confirmation of the Plan and (iv) prescribing the form and manner of notice thereof.

         After the Adequacy Hearing Date, the Company disseminated, in accordance with Section 1125 of the Bankruptcy Code, the Plan, Disclosure Statement and related voting materials to those impaired creditors entitled to receive distributions under the Plan, and solicited their votes to accept the Plan. The Plan was approved by all classes of creditors voting on the Plan, in accordance with Section 1126 of the Bankruptcy Code. On March 15, 1999, the Bankruptcy Court entered an Order Confirming Debtor's Plan of Reorganization Under Chapter 11 of the Bankruptcy Code.

SUMMARY OF THE MATERIAL FEATURES OF THE PLAN

         The Plan provides for various recoveries to certain classes of claims. Recoveries for classes of prepetition claims are summarized in the following section. The following is only a summary of the classification and treatment of Claims and Equity Interests under the Plan. Reference should be made to the Plan for a complete description of the classification and treatment of Claims and Equity Interests. Capitalized terms used in this Current Report on Form 8-K and not otherwise defined herein have the same meaning as in the Plan. A copy of the Plan, as confirmed by the Bankruptcy Court on March 15, 1999, is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.




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                    SUMMARY OF CLASSIFICATION AND TREATMENT
                 OF CLAIMS AND EQUITY INTERESTS UNDER THE PLAN

                              Type of Claim or                                                     Estimated
        Class                  Equity Interest                      Treatment                      Recovery
        -----          -----------------------------   ------------------------------------        ---------
         --            Administrative Expense Claims    Paid in full, in Cash, or in                  100%
                                                        accordance with the terms and
                                                        conditions of transactions or
                                                        agreements relating to obligations
                                                        incurred in the ordinary course of
                                                        business during the pendency of the
                                                        Chapter 11 Case or assumed by the
                                                        Debtor in Possession.

         --            Priority Tax Claims              Reorganized Heartland shall pay to            100%
                                                        each holder of an Allowed Priority Tax
                                                        Claim that is due and payable on or
                                                        before the Effective Date Cash in an
                                                        amount equal to such Allowed Priority
                                                        Tax Claim.  All Allowed Priority Tax
                                                        Claims which are not due and payable
                                                        on or before the Effective Date shall
                                                        be paid in the ordinary course of
                                                        business in accordance with the terms
                                                        thereof.

          1            Priority Non-Tax Claims          Unimpaired; each Allowed Priority             100%
                       (to be paid in the ordinary      Non-Tax Claim shall be unimpaired in
                       course of business)              accordance with section 1124 of the
                                                        Bankruptcy Code. All Allowed
                                                        Priority Non-Tax Claims which are
                                                        not due and payable on or before the
                                                        Effective Date shall be paid in the
                                                        ordinary course of business in
                                                        accordance with the terms thereof.

                                                        Unimpaired; reinstated or rendered            100%
          2            Secured Claims                   unimpaired in accordance with
                       (estimated at                    section 1124 of the Bankruptcy Code,
                       $-0-; to be paid in the          notwithstanding any contractual
                       ordinary course of business)     provision or applicable
                                                        nonbankruptcy law that entitles the
                                                        holder of an Allowed Secured Claim
                                                        to demand or receive payment of such
                                                        Allowed Secured Claim prior to the
                                                        stated maturity of such Claim from
                                                        and after the occurrence of a
                                                        default. All Allowed Secured Claims
                                                        which are not due and payable on or
                                                        before the Effective Date shall be
                                                        paid in the ordinary course of
                                                        business in accordance with the
                                                        terms thereof.


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
          3            Old Senior Note Claims and       Impaired; each holder of an Allowed           52.2%
                       Miscellaneous Unsecured          Old Senior Note Claim shall receive,
                       Claims (Old Senior Note          in full satisfaction of such Allowed
                       Claims estimated at $268.0       Claim, its Ratable Proportion of
                       million; Miscellaneous           9,700,000 shares of New Common Stock
                       Unsecured Claims--Disputed)      representing 97.0% of the initial
                                                        shares of New Common Stock), subject
                                                        to dilution by the exercise of the New
                                                        Warrants, Incentive Options and, if
                                                        holders of Miscellaneous Unsecured Claims
                                                        are entitled to receive shares of New Common
                                                        Stock, by any such shares issued to such
                                                        holders. Each holder of an Allowed
                                                        Miscellaneous Unsecured Claim shall receive,
                                                        in full satisfaction of such Allowed Claim,
                                                        New Common Stock in an amount that will
                                                        provide the holder of such Claim the
                                                        equivalent number of shares of New Common
                                                        Stock per dollar of Allowed Claim which
                                                        such holder would receive if such Allowed
                                                        Claim were an Old Senior Note Claim.

          4            Old Convertible Note Claims      Impaired; each holder of an Allowed           16.8%
                       (estimated at                    Old Convertible Note Claim shall
                       $57.1 million)                   receive, in full satisfaction of
                                                        such Allowed Claim, its Ratable
                                                        Proportion of (i) 300,000 shares of
                                                        New Common Stock (representing 3.0%
                                                        of the initial shares of New Common
                                                        Stock), subject to dilution by the
                                                        exercise of the New Warrants,
                                                        Incentive Options and, if holders of
                                                        Miscellaneous Unsecured Claims are
                                                        entitled to receive shares of New
                                                        Common Stock, by any such shares
                                                        issued to such holders and (ii)
                                                        825,000 New Warrants.

          5            Trade Claims (to be paid in      Unimpaired; each Allowed Trade Claim         100%
                       the ordinary course of           shall be unimpaired in accordance
                       business)                        with section 1124 of the Bankruptcy
                                                        Code. All Allowed Trade Claims which
                                                        are not due and payable on or before
                                                        the Effective Date shall be paid in
                                                        the ordinary course of business in
                                                        accordance with the terms thereof.


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
          6            Indemnity Claims (Disputed)      Impaired; If Class 6 accepts the              N/A
                                                        Plan, following the Effective Date,
                                                        holders of Indemnity Claims will be
                                                        entitled to assert such Claims
                                                        against the Debtor to the extent of
                                                        (i) any available coverage under the
                                                        Debtor's corporate liability
                                                        insurance and (ii) any self-insured
                                                        retention under such corporate
                                                        liability insurance. If Class 6
                                                        rejects the Plan, the Debtor will
                                                        request the Bankruptcy Court to
                                                        estimate the Indemnity Claims at
                                                        zero. If the Indemnity Claims are
                                                        estimated at more than zero, such
                                                        amount, to the extent such amount
                                                        exceeds the amount of any corporate
                                                        liability insurance (including any
                                                        self-insured retention under such
                                                        insurance) available to satisfy its
                                                        Claim, (taking into account such
                                                        insurance or self-insured retention
                                                        available to Persons covered by
                                                        Section 11.5 of the Plan), shall be
                                                        treated as a Miscellaneous Unsecured
                                                        Claim under Class 3 of the Plan.

          7            Bondholder Litigation Claims     Impaired; The Debtor will request             N/A
                       (Disputed)                       the Bankruptcy Court to estimate the
                                                        Bondholder Litigation Claims at
                                                        zero. If the Bondholder Litigation
                                                        Claims are estimated at more than
                                                        zero, each holder of an Allowed
                                                        Bondholder Litigation Claim shall
                                                        receive, in full satisfaction of
                                                        such Allowed Bondholder Litigation
                                                        Claim, its Ratable Proportion of any
                                                        liability insurance available to
                                                        satisfy its Claim remaining after
                                                        use of such insurance for Allowed
                                                        Indemnity Claims and Persons covered
                                                        by section 11.5 of the Plan, not to
                                                        exceed the Allowed Amount of its
                                                        Claim, and if liability insurance is
                                                        insufficient to satisfy such Claim
                                                        in full, its Ratable Proportion of
                                                        up to 275,000 New Warrants but not
                                                        in excess of the number of New
                                                        Warrants the value of which is
                                                        sufficient to satisfy such Claim for
                                                        purposes of section 1129(b)(2)(B)(i)
                                                        of the Bankruptcy Code.


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
         8            Stockholder Litigation            Impaired; The Debtor will request             N/A
                      Claims (Disputed)                 the Bankruptcy Court to estimate the
                                                        Stockholder Litigation Claims at
                                                        zero. If the Stockholder Litigation
                                                        Claims are estimated at more than
                                                        zero, each holder of an Allowed
                                                        Stockholder Litigation Claim shall
                                                        receive, in full satisfaction of
                                                        such Allowed Stockholder Litigation
                                                        Claim, its Ratable Proportion of any
                                                        liability insurance available to
                                                        satisfy its Claim remaining after
                                                        use of such insurance for Allowed
                                                        Indemnity Claims, Persons covered by
                                                        Section 11.5 of the Plan and Allowed
                                                        Bondholder Litigation Claims, not to
                                                        exceed the Allowed Amount of its
                                                        Claim, and if liability insurance is
                                                        insufficient to satisfy such Claim
                                                        in full, its Ratable Proportion of
                                                        the Stockholder Litigation Claims
                                                        Portion of the Equity Distribution
                                                        Pool.

          9            Equity Interests                 Impaired; The Equity Interests shall      $-0- to $0.08
                                                        be cancelled and each holder of an          per share
                                                        Allowed Equity Interest will receive a
                                                        Ratable Portion of the Old Equity
                                                        Portion of the Equity Distribution
                                                        Pool.


         On April 1, 1999 (the "Effective Date"), the Company will consummate the Plan. As of the Effective Date, pursuant to the terms of the Plan, the Company will issue a total of 10,000,000 shares of New Common Stock to holders of Old Senior Note Claims (9,700,000 shares) and Old Convertible Note Claims (300,000 shares). Pursuant to the Company's Amended and Restated Certificate of Incorporation, which the Company will file with the Secretary of State of Delaware on the Effective Date, the Company's authorized capital stock as of the Effective Date will be 30,000,000 million shares of New Common Stock and 15,000,000 shares of preferred stock, par value $.001 per share.

         The Plan also provides for the issuance of New Common Stock to holders of Allowed Miscellaneous Unsecured Claims (including Indemnity Claims) in an amount that will provide the holder of such Claim the equivalent number of shares of New Common Stock per dollar of Allowed Claim that such holder would receive if such Allowed Claim were an Old Senior Note Claim. The Company has not reserved a specific number of shares of Common Stock for future issuance in respect of Allowed Miscellaneous Unsecured Claims (including Indemnity Claims), but expects to satisfy future Allowed Miscellaneous Unsecured Claims (including Indemnity Claims), if any, out of authorized and unissued New Common Stock.



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         As of December 31, 1998, the Company's books and records reflected assets totaling approximately $186,000,000 and liabilities of approximately $337,000,000 (including liabilities subject to compromise pursuant to the terms of the Plan).

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Exhibits.

                  Exhibit No.             Document Description
                  ----------              --------------------
                  2.1                     Plan of Reorganization, as confirmed by the United
                                          States  Bankruptcy Court for the District of Delaware
                                          on March 15, 1999.



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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


                  HEARTLAND WIRELESS COMMUNICATIONS, INC.



Dated:
March 30, 1999             By: /s/ J. Curtis Henderson
                              --------------------------------------------------
                                   J. Curtis Henderson
                                   Senior Vice President and General Counsel



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                                      INDEX TO EXHIBIT

                  Exhibit No.
                  ----------
                  2.1                     Plan of Reorganization, as confirmed by the United
                                          States  Bankruptcy Court for the District of Delaware
                                          on March 15, 1999.